UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2013

SMART ONLINE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32634	95-4439334
(Commission File Number)	(IRS Employer Identification No.)

4505 Emperor Blvd., Suite 320 Durham, North Carolina	27703
(Address of Principal Executive Offices)	(Zip Code)

919-765-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

On January 7, 2013, Smart Online, Inc., or the Company, sold an additional convertible secured subordinated note due November 14, 2016 in the principal amount of $375,000, or the New Note, to a current noteholder upon substantially the same terms and conditions as the previously issued notes sold on November 14, 2007, August 12, 2008, November 21, 2008, January 6, 2009, February 24, 2009, April 3, 2009, June 2, 2009, July 16, 2009, August 26, 2009, September 8, 2009, October 5, 2009, October 9, 2009, November 6, 2009, December 23, 2009, February 11, 2010, April 1, 2010, June 2, 2010, July 1, 2010, August 13, 2010, August 30, 2010, September 14, 2010, September 30, 2010, November 9, 2010, February 7, 2011, March 4, 2011, April 6, 2011, May 4, 2011, September 6, 2011, October 11, 2011, November 7, 2011, December 14, 2011, January 5, 2012, February 10, 2012, March 9, 2012, April 2, 2012, May 8, 2012, May 25, 2012, June 13, 2012, July 3, 2012, August 8, 2012, September 7, 2012, October 1, 2012, October 15, 2012, October 31, 2012, November 14, 2012, and December 13, 2012 (collectively with the New Note, the Notes).  The Company is obligated to pay interest on the New Note at an annualized rate of 8% payable in quarterly installments commencing April 7, 2013. The Company is not permitted to prepay the New Note without approval of the holders of at least a majority of the aggregate principal amount of the Notes then outstanding.

All other terms of the New Note are as described in Item 1 and Exhibit 4.1 of the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission on November 14, 2007 and November 12, 2008, under Item 2.03 of the Company’s Current Reports on Forms 8-K filed on November 21, 2008 and February 25, 2009, under Item 1.01 of the Company’s Current Report on Form 8-K filed on March 8, 2010 and under Item 1.01 of the Company’s Current Report on Form 8-K filed on June 19, 2012, which descriptions are incorporated herein by reference.

The Company plans to use the proceeds to meet ongoing working capital and capital spending requirements.

The sale of the New Note was made pursuant to an exemption from registration in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 2.03 is hereby incorporated by reference.

Item 8.01 Other Events.

At a meeting held on December 12, 2012, the Company’s Board of Directors appointed Mr. Amir Elbaz, an existing member of the Board of Directors, to the Chairman of the Board of Directors, effective as of December 12, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART ONLINE, INC.

Date: January 11, 2013	By:	/s/ Thaddeus J. Shalek
Name: Thaddeus J. Shalek
Title: Chief Financial Officer

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